SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 15, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     ITEM 9. REGULATION FD DISCLOSURE

     Avado Brands, Inc. (the "Company"), on December 15, 2003, confirmed the Company's previously announced intent to utilize the 30-day grace period, provided for under the terms of the indenture, for the payment of semi-annual interest due December 15 on the Company's 11.75% Senior Subordinated Notes.

     The information in this Report, is furnished solely pursuant to item 9 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  December 15, 2003


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